SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date  of  Report (Date of earliest event reported):       October 18, 2002
                                                   -----------------------------

                          Predictive  Systems,  Inc.
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     (Exact  name  of  registrant  as  specified  in  its  charter)


            Delaware             000-30422                 13-3808483
------------------------ ------------------------ ------------------------------
(State or other jurisdiction  (Commission File Number)      (I.R.S. Employer
     of incorporation)                                     Identification No.)

                   19 West 44th Street, New York, NY        10036
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             (Address of principal executive offices)     (Zip Code)

Registrant's  telephone  number,  including  area  code:          212-659-3400
                                                                  ------------


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     (Former  name  or  former  address,  if  changed  since  last  report.)

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ITEM  5.     OTHER  EVENTS

          On October 18, 2002, Predictive Systems, Inc issued the press release attached to this report as Exhibit 99.1.

ITEM  7.     FINANCIAL  STATEMENTS  AND  EXHIBITS.

(c)     Exhibits.


Exhibit
 Number   Description
-------   ----------

99.1      Press  Release  dated  as  of  October  18,  2002.

99.2      Amendment  to  Notice  of  Granted  dated  October  18,  2002.

99.3      Amendment  to  Notice  of  Granted  dated  October  18,  2002.

99.4      Amendment  to  Notice  of  Granted  dated  October  18,  2002.






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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   PREDICTIVE  SYSTEMS,  INC.
Dated:  October  21,  2002

                                   By:  /S/  Andrew  Zimmerman

                                   Name:  Andrew  Zimmerman
                                   Title:  CEO


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                                  EXHIBIT INDEX






Exhibit
 Number     Description
------      -----------

99.1        Press  Release  dated  as  of  October  18,  2002.















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